INTELLECTUAL PROPERTY RIGHTS ASSIGNMENT

THIS INTELLECTUAL PROPERTY RIGHTS ASSIGNMENT (the "Agreement") is made as of October 22, 2010 between Platinum Studios, Inc., a California corporation (the "Company") and Scott Mitchell Rosenberg ("Rosenberg," both collectively the "Parties").

FOR CONSIDERATION including but not limited to Rosenberg's present forbearance of loans previously made by Rosenberg to Company which are evidenced by Notes issued by Company, and are subject to an **AMENDMENT OF PROMISSORY NOTES** made between the Parties on or about the date first shown above, as well as other good and valuable consideration, the Parties agree as follows:

ARTICLE 1: DEFINITIONS

1.1 COPYRIGHT INTELLECTUAL PROPERTY The "Copyright Rights and Interests" shall mean all of Company's right, title and interest in, to and under the following, whether currently owned or hereafter created or acquired:

(a) all of Company's copyrights and copyright licenses to which it is a party including but not limited to those referred to on Schedule "I" hereto;

(b) all reissues, continuations or extensions of the foregoing;

(c) all products and proceeds of the foregoing; and

(d) all claims or causes of action, whether asserted or not by Company against third parties for past, present or future infringement, interference or dilution of the foregoing, and favorable settlements, judgments, and payments resulting there from.

1.2 TRADEMARK INTELLECTUAL PROPERTY The "Trademark Rights and Interests" shall mean all of Company's right title and interest in, to and under the following, whether currently owned or hereafter created or acquired:

(a) all of its trademarks and trademark licenses to which it is a party including but not limited to those referred to on Schedule "II" hereto;

(b) all goodwill, trade secrets, proprietary or confidential information, technical information, procedures, formulae, quality control standards, designs, operating and training manuals, customer lists, and other general intangibles with respect to the foregoing;

(c) all reissues, continuations or extensions of the foregoing;

(d) all goodwill of the business connected with the use of, and symbolized by, each trademark and each trademark license; and

(e) all products and proceeds of the foregoing, including but not limited to all claims or causes of action, whether asserted or not by Company against third parties for past, present or future (i) infringement or dilution of any trademark or any trademark licensed from a third party, or (ii) injury to the goodwill associated with any trademark or any trademark licensed from a third party, and favorable settlements, judgments, and payments resulting there from.

1.3 MERCHANDISING RIGHTS The "Merchandising Rights and Interests" shall mean all of Company's right, title and interest in, to and under the following, whether currently owned or hereafter created or acquired:

(a) all of its rights of publicity, including but not limited to the right to exploit another's name, voice, signature, photograph, or likeness, in any manner, on or in products, merchandise, or goods, or for purposes of advertising or selling, or soliciting purchases of, products, merchandise, goods or services, regardless of whether such right or rights were licensed from another party, acquired through contract or as a matter of law;

(b) all of its rights to commercially or publicly exploit or merchandise any character, design, title, story, costume or format;

(c) all goodwill, trade secrets, proprietary or confidential information, technical information, procedures, formulae, quality control standards, designs, operating and training manuals, customer lists, and other general intangibles with respect to the foregoing; and

(d) all products and proceeds of the foregoing, including but not limited to all claims or causes of action, whether asserted or not by Company against third parties for past, present or future (i) infringement, appropriation or dilution of any merchandising right, right of publicity or license, or (ii) injury to the goodwill associated with any merchandise right, right of publicity or license, and favorable settlements, judgments, and payments resulting there from.

1.4 INTELLECTUAL PROPERTY The "Intellectual Property" shall mean all of the Company's intellectual property interests including but not limited to the Copyright Rights and Interests, the Trademark Rights and Interests, and the Merchandising Rights and Interests.

1.5 INTELLECTUAL PROPERTY EXCLUDED FROM CO-OWNERSHIP The "Excluded Intellectual Property" shall mean those components of the Copyright Rights and Interests, Trademark Rights and Interests and Merchandising Rights and Interests, currently owned or subsequently acquired by the Company, which were or shall be:

(a) acquired at any time by the Company through license, assignment or purchase agreement from non-related third-parties (persons or entities that at the time of the transaction: i) do not work for or control the Company, its subsidiaries or related entities, or ii) do not own 50% or more of the Company, its subsidiaries or its related entities, or iii) Scott Rosenberg individually or any company he controlled or owned 50% or more), and

(b) provided that said acquired intellectual property, at the time of Company's acquisition, was not derivative of, or relate to, the subject matter of any other intellectual property then owned by Company, or part thereof.

For the avoidance of confusion, a schedule of the Excluded Intellectual Property recognized as of the effective date of this Amendment is attached hereto as Schedule "III".

1.6 CO-OWNERSHIP INTEREST The "Co-Owned Intellectual Property" shall mean the entire Intellectual Property, regardless of when created, acquired, or licensed to the

Company, excluding only the Excluded Intellectual Property. For the avoidance of confusion, all Intellectual Property developed or created by Company that may be used in conjunction with Excluded Intellectual Property, including but not limited to original characters, designs, plots or stories, shall not be excluded provided that such Intellectual Property is not a "derivative work," as defined in 17 U.S.C. § 101, of any component of the Excluded Intellectual Property.

1.7 **COMPANY** The "Company" shall mean Platinum Studios, Inc., its successors, assigns, licensees, subsidiaries and those related entities which the Platinum Studios, Inc. or its subsidiary controls or collectively owns 50% or more.

ARTICLE 2: GRANT OF RIGHTS AND REVENUE SHARING

2.1 The Company, effective as of the date of this Agreement and continuing thereafter, does hereby grant, assign and convey to Rosenberg and Rosenberg's successors and assigns forever, co-ownership of Company's right, title and interest in the Co-Owned Intellectual Property, throughout the world in perpetuity, regardless of whether now owned or subsequently created, licensed or acquired by Company, including without limitation all incidental rights, including without limitation, the right to enforce the copyrights, trademarks and merchandising rights, and licenses embodied therein, and the right to obtain renewals, registrations, extensions, and reversions, if any.

2.2 Rosenberg shall be entitled to keep and receive 25% of all gross revenues derived from the Co-Owned Intellectual Property.

2.3 Company shall require that any third-party licensing, optioning, buying, commercially exploiting, or otherwise using the Co-Owned Intellectual Property shall guarantee in writing that it shall pay directly to Rosenberg 25% of the revenues derived there from, without delay or offset, and Company shall notify Rosenberg by promptly delivering to him copies of all applicable written agreements, licenses and guarantees upon making any such arrangement with any third party for use of the Co-Owned Intellectual Property. Advances and minimum guarantees against future sales payable by third parties shall be deemed revenues, and Rosenberg's share shall be paid when any amount of a minimum guarantee or advance is due to be paid.

2.4 Company shall account and pay to Rosenberg, within 30 days from the close of each calendar quarter, all monies owed him either as a result of Company's self-exploitation of the Co-Owned Intellectual Property, or upon Company's receipt of revenues derived from the Co-Owned Intellectual Property from a third party where that third party did not concurrently pay directly to Rosenberg his full 25% share of the revenues when it paid the Company.

2.5 Company shall execute the Short Form Assignment attached hereto as Annex "1" for recordation with the U.S. Copyright Office, and will cooperate with Rosenberg and execute

such documents as he reasonably requires to perfect his co-ownership interest in the Co-Owned Intellectual Property.

2.6 The Company's remaining interests in the Intellectual Property shall continue to be deemed part of Company's collateral for certain loans made by Rosenberg as described more fully in the Amendment of Promissory Notes made between the Parties and the Security Agreement referenced therein.

ARTICLE 3: INDEMNIFICATION, WARRANTIES AND REPRESENTATIONS

3.1 The Parties shall indemnify, defend and hold each other harmless, their sub-licensees and licensees, their distributors, parents, subsidiaries, affiliates, successors, assigns and licensees, and their respective officers, directors, agents and employees, from and against any claim, loss, damage and expense (including legal fees and expenses) ("Claim") arising out of or in connection with any breach by the other party of any covenant, agreement, representation or warranty made in this Agreement. All rights and remedies hereunder shall be cumulative and shall not interfere with or prevent the exercise of any other right or remedy which may be available to the indemnified Party. A Party providing indemnification shall not settle, compromise or consent to the entry of any judgment in or otherwise seek to terminate any Claim in respect of which the indemnified party is entitled hereunder (whether or not that party is a party thereto), without the indemnified party's prior written consent; provided the Party providing indemnification shall be entitled to settle any Claim without the other's written consent so long as such settlement only involves the payment of money by the indemnifying Party and in no way affects the other's rights.

3.2 The Parties shall promptly give the other written notice of any third-party claim or demand which may be subject to indemnification.

3.3 Company warrants and represents that it owns the Intellectual Property and that its use and license of the Intellectual Property, or any part of it regardless of when it was created or acquired, has not, and will not infringe upon any third party rights, or slander or defame any third party, or violate any law or regulation of any country, municipality or government institution.

3.4 Rosenberg warrants and represents that he will not knowingly use his acquired interest in the Co-Owned Intellectual Property without Company knowledge and written approval in any manner that would expose the Company to a legitimate and actionable third party claim.

ARTICLE 4: MISCELLANEOUS

4.1 **Complete Agreement**. This Agreement constitutes the complete and exclusive statement of agreement between the Company and Rosenberg with respect to the subject matter of this Agreement and integrates all prior written and oral agreements or statements between the Company and Rosenberg. No oral representation, statement, condition or warranty relating to

the subject matter of this Agreement will be binding on the Company or Rosenberg or have any force or effect whatsoever.

4.2 Parties in Interest. Except as expressly provided in this Agreement, nothing in this Agreement shall confer any rights or remedies under or by reason of this Agreement on any persons or entities other than the parties hereto and their respective successors and assigns, nor shall anything in this Agreement relieve or discharge the obligation or liability of any third person to any party to this Agreement.

4.3 Headings. All headings herein are inserted only for convenience and ease of reference and are not to be considered in the construction or interpretation of any provision of this Agreement.

4.4 Interpretation. In the event any claim is made by any party hereto relating to any conflict, omission or ambiguity in this Agreement, no presumption or burden of proof or persuasion shall be implied by virtue of the fact that this Agreement was prepared by or at the request of a particular party or his or its counsel.

4.5 Governing Law; Jurisdiction. This Agreement shall be governed by and construed under the laws of the State of California and the federal laws of the United States (without regard to conflict of laws principles), all rights and remedies being governed by said laws. This Agreement shall be deemed executed and entirely performed in Los Angeles, California. The Parties consent to the jurisdiction of the state and federal courts sitting in Los Angeles County, California in any action on a claim arising out of, under or in connection with this Agreement or the transactions contemplated by this Agreement.

4.6 Severability. If any term or provision of this Agreement is found to be void or contrary to law, such term or provision shall, but only to the extent necessary to bring this Agreement within the requirements of law, be deemed modified in the least possible manner to lawfully best effectuate the intent of the parties as originally expressed in this Agreement, and if it cannot be so modified, then to be severable from the other terms and provisions of this Agreement, and the remainder of this Agreement shall be given effect as if the parties had not included the severed term herein.

4.7 Additional Documents and Acts. Each party hereto agrees to execute and deliver such additional documents and instruments and to perform such additional acts as may be necessary or appropriate to effectuate, carry out and perform all of the terms, provisions, and conditions of this Agreement and the transactions contemplated hereby.

4.8 Notices. Any notice or other communication required or permitted to be given under this Agreement shall be made in writing, and will be delivered by i) personal delivery, ii) overnight courier service, iii) certified or registered U.S. mail, postage prepaid, or iv) by facsimile with a copy mailed First Class in the U.S. mails on the same day, postage prepaid and properly addressed, and such notice will be deemed given i) upon delivery, if delivered personally, ii) one (1) business day after deposit with a national overnight courier service for overnight delivery, or iii) three (3) business days after deposit in the mails, if mailed by

registered or certified U.S. mail, postage prepaid, and iv), one (1) business day after transmission by facsimile with confirmation of receipt, to the following addresses:

(a) If to the Company:

Platinum Studios, Inc.
Atten: Board of Directors
2029 South Westgate Avenue
Los Angeles, CA 90025

(b) If to Scott Mitchell Rosenberg:

Mr. Scott Mitchell Rosenberg
c/o Platinum Studios, Inc.
2029 South Westgate Avenue
Los Angeles, CA 90025

with a copy to (which shall not constitute notice):

Richard L. Albert, Esq.
Law Offices of Richard L. Albert
4605 Lankershim Blvd., Suite 203
North Hollywood, CA 91602

or to such other address as a party may have furnished to the other parties in writing pursuant to this Section 4.8, except that notices of change of address will only be effective upon receipt.

4.9 Multiple Counterparts. This Agreement may be executed and delivered in two or more counterparts, each of which (including, but not limited to, pages transmitted by facsimile or electronic mail (i.e., PDF)), when so executed and delivered, shall be deemed to be an original but all of which together shall constitute one and the same instrument. Signatures transmitted by facsimile or electronic mail (i.e., PDF) shall constitute competent and admissible evidence of this Agreement, to the extent properly authenticated and not otherwise objectionable, before any court, arbitral or other adjudicative tribunal.

4.10 Amendments and Waivers. This Agreement may not be modified, nor may any provision be waived, except in a writing signed by both parties hereto. No waiver of any breach or default under this Agreement shall operate as a waiver of any preceding or subsequent breach or default. The failure of any party to enforce any of the provisions hereof will not be construed to be a waiver of the right of such party thereafter to enforce such provisions.

4.11 Attorney Fees. In the event that any dispute between the Company and Rosenberg should result in litigation, the prevailing party in such dispute shall be entitled to recover from the other party all reasonable fees, costs and expenses of enforcing any right of the prevailing party, including without limitation, reasonable attorneys' fees and expenses, all of which shall be deemed to have accrued upon the commencement of such action and shall be paid whether or not such action is prosecuted to judgment. Any judgment or order entered in such action shall provide for the recovery of attorney fees, costs, and prejudgment interest from the date of the breach at the maximum rate of interest allowed by law. For the purposes of this

section: i) attorney fees shall include, without limitation, fees incurred in the following: (a) post-judgment motions; (b) contempt proceedings; (c) garnishment, levy, and debtor and third party examinations; (d) discovery; and (e) bankruptcy litigation, and ii) "prevailing party" shall mean the party who is determined in the proceeding to have prevailed or who prevails by dismissal, default or otherwise.

4.12 Remedies Cumulative. The remedies under this Agreement are cumulative and shall not exclude any other remedies to which any person may be lawfully entitled.

4.13 Relationship of the Parties. Nothing in this Agreement shall be deemed or construed to create, or have been intended to create a partnership, joint venture, employment or agency relationship between the parties.

4.14 Survival: All representations, warranties, and indemnities made or provided herein shall survive the termination of this Agreement and shall remain in full force and effect. The validity and enforceability of this Agreement and the grant of rights contained herein shall not be dependent upon the continuation, expiration, renewal, conclusion, termination, cancellation, assignment, purchase, or any other event or outcome affecting the above-referenced Amendment of Promissory Notes, Security Agreement, Promissory Notes, or any event or outcome effecting the Company itself, such as the Company's sale, discontinuation of business, reorganization, or bankruptcy.

4.15 No Rescission: Company acknowledges that it has received sufficient consideration from Rosenberg which is in part of an intangible nature, and waives the right to rescind, cancel or terminate this Agreement.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above.

The "Company:"

Platinum Studios, Inc.

____

By: ______________________
Name: ______________________
Title: ______________________

"Rosenberg:"

Scott Mitchell Rosenberg

____

SCHEDULE "I" to the INTELLECTUAL PROPERTY RIGHTS ASSIGNMENT

(Copyrights)

Title of Work	Registration No. (for reference only)	Registration / Recordation Date
A Family Affair	TXu001266906	10/3/2005
After Life	TXu001273854	10/3/2005
Age of Kings	VAu000676292	8/26/2005
Alien at Large	TXu001269741	10/3/2005
Arch's Enemy	TXu001260995	10/3/2005
Atlantis Rising	VAu000405231	9/4/1997
Atlantis Rising: #1	VA0001715562	4/25/2008
Babies From Hell	TXu001269743	10/3/2005
Barry Ween, Boy Genius	TXu001271854	10/18/2005
Biff Spartacus	TXu001261017	10/3/2005
Big Amoeba	TXu001266916	10/3/2005
Big Badz.	TXu001266912	10/3/2005
Blood Letters	TXu001266913	10/3/2005
Blood Nation	TXu001273860	10/3/2005
Blood Nation: #1	VA0001715565	4/25/2008
Bone Hill	TXu001269748	10/3/2005
Bone Saw	TXu001268016	10/3/2005
Casting Shadows	TXu001260899	10/3/2005
Coin	TXu001269749	10/3/2005
Complex	TXu01269740	10/3/2005
Consumed: #1	VA0001715568	4/25/2008
Conviction	TXu001269742	10/3/2005
Cosmic Reign	Pending	--
Cowboys & Aliens	VA0001656427	2/19/2008
Cowboys and Aliens	VAu00349417	5/19/1997
Cowboys and Indians	VAu00407412	2/4/1998
Creature Force	TXu001269747	10/3/2005
Creepsville	TXu001269744	10/3/2005

Cupid Sparrow	TXu001269745	10/3/2005
Duck and Quail	V3580D592	5/28/2009
Dwellers	TXu001269746	10/3/2005
Dylan Dog	TXu001277799	10/11/2005
Early McKay versus the Morpheus Machine	TXu001271855	10/3/2005
Enraged	Pending	--
ESPD	TXu001271856	10/3/2005
Extreme Idiotz	TXu001266917	10/3/2005
Fairy Force	TXu001268019	10/3/2005
Ghosting	PAu002298050	5/7/1998
Ghosting	VAu000433220	6/8/1998
Girl out of Water	TXu001266910	10/3/2005
G-Men	Pending	--
Hero By Night	V3585D989	12/16/2009
Hero By Night: #1	VA0001715589	4/25/2008
Incursion	VA0001715687	4/25/2008
Indestructible Man	V3443D225	10/22/1999
In-Law and Order	TXu001268025	10/3/2005
Jest Cause	TXu001273858	10/3/2005
Kung Fu Baby	TXu001268023	10/3/2005
Legs Weaver	TXu001267696	10/18/2005
Lightning-Shaper	TXu001268020	10/3/2005
Macabre	TXu001268021	10/3/2005
Macroverse	TXu001160045	10/5/2005
Mal Chance	TXu001271857	10/3/2005
Meet the Haunteds	TXu001268079	10/5/2005
Million Dollar Heroes	PAu002486755	4/5/2000
Nathan Never	TXu001267697	10/18/2005
Nightfall	TXu001273851	10/3/2005
Only Hope Remained	TXu001266919	10/3/2005
Paladins	TXu001266908	10/3/2005
Platinum Macroverse	Pending	9/12/2005
Play Dead	TXu001268018	10/3/2005
Rails	Pending	--

Red Mantis	VA0001735278	4/25/2008
Secret Santa	TXu001266905	10/3/2005
Seen	TXu001266915	10/3/2005
Sidekicks	V3443D227	10/22/1999
Sk8Hawks	TXu001268017	10/3/2005
Socorro	TXu001271979	10/3/2005
Sol Walkers	TXu001266911	10/3/2005
Soulmaker	TXu001273857	10/3/2005
Spaced	TXu001273856	10/3/2005
Super Spy	TXu001266909	10/3/2005
Super Wedding	TXu001272004	10/3/2005
Taxi: La Fosa del Diablo	Pending	--
The Hunter	TXu001266918	10/3/2005
The Mirror	TXu001268024	10/3/2005
The Proxy	TXu001273859	10/3/2005
The Taking of Happyland	TXu001261492	10/5/2005
The Weapon: #1	VA0001715555	4/25/2008
Threads	TXu001266904	10/5/2005
Trace of Chalk	Pending	--
Undercover Clown	TXu001268022	10/3/2005
Unique: #1	VA0001715593	4/25/2008
Warhead & Peacenik	TXu001273855	10/5/2005
Weird Adventure in Unemployment	TXu001273853	10/3/2005
Whisper King	TXu001273852	10/3/2005
Working Stiffs; comic book work	V3443D229	10/22/1999
Working Stiffs; treatment	V3443D228	10/22/1999
Zoonatics	TXu001266907	10/5/2005

SCHEDULE "II" to the INTELLECTUAL PROPERTY RIGHTS ASSIGNMENT

(Trademark Registrations/Applications)

Mark	Application/ Registration No.	App/Reg Date
Cowboys & Aliens	2,139,278	02/24/1998
Cowboys & Aliens	2,190,621	09/22/1998
Atlantis Rising	2,365,562	07/11/2000
Matt Hatter	3,838,008	8/24/2010
Platinum Comics	2,444,060	04/17/2001
Platinum Studios	2,747,634	08/05/2003
"P (and design)"	2,385,626	09/12/2000
Ghosting	3,548,551	12/16/2008
Storm & Ember	2,840,611	05/11/2004
Sidekicks	2,714,068	05/06/2003
Sidekicks	2,721,947	06/03/2003
The Comic Book Challenge	3,255,852	6/26/2007
Electronic Comics	3,317,539	10/23/2007
Platinum Studios Comics	3,304,094	10/2/2007
Blood Nation	3,368,527	1/15/2008
Hero By Night	3,368,525	1/15/2008
Unique	3,368,524	1/15/2008
P Platinum Comics	3,243,423	5/22/2007
Ghost Wars	77/386800	2/1/2008
Ghost Wars	77/386758	2/1/2008
Macroverse	77/495779	6/10/2008
Macroverse	77/495771	6/10/2008

SCHEDULE "III" to the INTELLECTUAL PROPERTY RIGHTS ASSIGNMENT
EXCLUDED INTELLECTUAL PROPERTY

1. Hexagon

The following storylines and characters acquired from Hexagon from the LUG series referenced in attached BIBLIOGRAPHY OF HEXAGON LUG SERIES attached hereto as Exhibit "1B":

Daghan Kamal
Jimmy Chen
Zeki Kemal
Sergeant Cannon
Ted Brenton
Max Flanagan
Digger Drake
Malinborne
Viking
Zeph
Fargo Jim
Hunter
Dan Lucky
Indian Kid
Larry Cannon
Aster
Other, The
Jeff Sullivan
A.L.S.O. (organization)
Abdul
Abdul Fazzar
Ace Brigade (organization)
Adila
Admiral Roun Hagan
Admiral Rudi Schoester
African Lions (group)
Agent Latimer
Albert Roc
Alecto
Alex
Alien Spies (group)
Altotas
Andrea Doria
Andrea Lisbethg Ruez-Montego
Angela
Annette de Brissac
Antales
Anthony Brent
Apocalittes (organization)
Ar Reis
Arianrod
Arneb
Arnoldus
Arthur
Arthur King
Aruna
Astaroth
Atlantean Tatamoua
Avalon
Baal-Sagur
Balmor
Balor
Balthazar
Balthazar
Banu
Baratini
Barnes
Baron Von Bolch
Baron Von Bolch
Baroud
Barrio Boys (group)
Bartholew the Gardener
Bel Canto
Benjamin Darkstone
Beverly Boyd
Bidule
Bill Peterson
Billy Boyd
Billy Hudson
Black Rider
Blackie Sullivan
Bobby Carter
Bolide (vehicle)
Bombard
Bonfield
Boor
Borg
Bradcliff
Brain
Brandon Muir
Brenda Galloway
Brother Jacinthe
Bruno Valeri
Brynhild
Buldoo
Bulldozer
C.L.A.S.H.
Cadarache Research
Center (place)
Cagliostro
Cahusac
Capitan Garsio
Captain Black
Captain Camembert
Captain Garsio
Cardinal Faria
Cardinal Richelieu
Carlo Irvensky
Casanova
Castleman's of New York (organization)
Cerf Noir
Chick
Chico Calvez
Chikotawa
Chimere
Chimpa
Chronophage
Circus Kemp (place)
Clint Morgan

Clop Havana
Col. Max Worth
Collins
Colonel Ortiz
Commander Neptune
Control Z (organization)
Corporal Buchet
Corsak
Count Pierre de Clermont
CRIMEN (organization)
Crocky
Curro
Cybergamotte
Cynthia
Cynthia & Larry
Damara
Damien
Dark Flyer
Dark Wing
Darma
David Morgan
Dean of Mars
Dean's Daughter
Demon Agency
(organization)
Desirée Landru.
Diatribe
Dick Nolan
Dieter
Disciples, The (group)
Division Sheherazade
(organization)
Doc
Doc Zarbi
Doctor Caligari
Doctor Chime
Doctor Frank Universal
Doctor Green
Doctor Jesse Malone
Doctor Jonathan
McDouglas
Doctor Kain
Doctor Kalamazoo
Doctor Patrick Swift
Doctor Quanter
Doctor Robert Carter
Domingo Lopez
Don Calvino
Drago
Dragut
Druid Amaries
Duichess Kimera
Duke Arkadin
Duke Oxian
Duke Oxian
Edgar
El Chulo
Elena
Elevan
Ensign Mike Ehmadou
Eric Bonfield
Eta
Eve
Father Brown
Faust
Federico Balsamo
Fedro
Fishermen (group)
Flag of the Mountain
Flambeau
Flanagan II
Formore (race)
Fort St. Malo
Foudre
Francis Tumblety
François L'Ollonais
Frank & Emma Jellicoe
Fred
Fred Sullivan
Freddy Antilles *
Fury
Gal
Gal of Avalon
Galaor de Montbars
Gallix
Galor
Galor of Avalon
Garrett
General
General Aldous Renner
General Matamore
General Perkins
General Sudryak
General Timothy McBride
Geryon of Cappadoce
Gheos (race)
Gib
Golden-Boy
Goran Corsak
Gorilla Morab
Gorondur
Gowin
Great Lama of the
Mohenjo Dar, The
Great Memory (concept)
Great Mind, The
Grim
Gris Hansi
Grizzly
Guido
Guillame
Guinevere King
Gunnar Gallon
Harrison
Harry Damon
Harry Vance
Hassan Pasha
Hau
Hector
Homicron
Horace Dayvil
Imhotep
Immortal Twelve (group)
Imperatrix Nikkan
International Ocean Force
(organization)
Ixa
Jaleb
Jaleb Jellicoe
James Duncan
Jane
Jane Gerwood
Jane Mason
Janet & Kenneth Marson
Jasma
Jason Spell
Jaucourt
Jaydee

Jean Pujo
Jean Sten
Jean Vlad I
Jed Puma
Jérémie
Jerry Burton
Jerry Peterson
Jesse Malone
Jessica & Leonard
Jessica Payne
Jessica Puma
Jiro Song
Joanni Bourask
Joe
John Bradcliff
Johnny Bourask
Johnson Red Horse
Jonathan Harper
José Balguerra
Joseph Gavro
Judge Adila Sullivan
Judge, The
Julio
Jupiter
K-03
K-04
K-05
Kabur
Kahezar
Kaifar
Kaireddin
Karem
Karene
Karkanian
Karl Jäger
Karman
Kashmir
Kee-Oh-Kuk
Kenneth Reyn
Kenny
Kera (concept)
Kermandieu
Khanor Rhi
Kid Gerwood
King Gunnar
King Kraan of Tzara
King Kung-Fu
King Sharon
Kit Kappa
Kitty Kream
Kobul Shan
Korassan
Korgath
Kris
Kruge
Kyrosians (race)
Lagrid
Lancelot du Lac
Laura Belmonte
Leonardo Verga
Levan
Lewis Trumbo
Librarian
Ling
Lola
Lollipop
Lord Raven
Lorna Logan
Lou Varchak
Louie
Louiselle de Signac
Lowers
Lt. Lisa Sturm
Lt. Robert Ross
Lucifer
Lucy Peterson
Lug
Luis Belmonte
Lunatic Legion (group)
Lyvia
Ma Storm
Mac
Madamoiselle
Madamoiselle
Major Ted White
Major Villain
Makar
Maleficus
Malina Bennet
Marc
Marc Pujo
Marcelle
Maria Carpi
Marie-Chantal du Bourbonnais de la Periere
Mark Bolt
Mark Tarford
Martins
Mary Sullivan
Master of Zhud
Master Tester
Matamore
Matthew
Maureen Simpson
Maureen Sullivan
Mauve
Maw, The (place)
Maxi
Me. Raymond Girodet
Mecharapax
Melanie
Melanos
Melvyn Hammer
Merlon
Merlon
Michel Cadot
Mike
Mike Trumbo
Mikeno
Milord
Milos
Mind-Hive, the (thing)
Mini
Minister Narval
Minus-3
Miramaze
Mirna
Miss Choc
Miss Kiss
Mister B
Mister Circus
Mister Green
Mister Silk
Mods (race)
Mohenjo Dar
Mohor of Anthar
Moira
Moloch

Monnet
Monsieur Leroy
Mooks (group)
Morder
Morgan Le Fey
Morgane DuLac
Motorboy
Mozam
M'Pa
Mster. Bailey
Mu (place)
Muy-Lee
Mysterious Archer II
N.E.M.O. (organization)
Naghar
Naïma
Naomi Pepper
Nathan
Nathaniel Coley
Necromancer
Necromancer
Nevlak
New Camelot (place)
Nick Thaler
Nick Thunder
Norah Thaler
Nounours
Numenor
Oktar the Merchant
Oliver Nash
Oliver Pax *
One
Ono666
Oreste
Organization for the
Defense of the
Environment
(organization)
Original Black Lys
Original Homicron
Oscar
Ozark
Pablo Hernandez
Pam
Patrice
Patrick
Patrick Galton
Paul Fisher
Paul Marais
Paul Torquemada
Pedrito
Pedro Veneno
Pelagie
Perreton
Peter Round
Peter the Great
Petoulet
Phantom, The (group)
Phenix
Pieter Paar
Pilar
Piquefouille
Poldus
Polyvac
Popescu
Priesthood of Mithra
(group)
Princess Lyre
Princess Pallas
Professor Alambic
Professor Emile Cluny
Professor Jean Monnier
Professor Jura
Professor Mackenzie
Professor Meyzin-Petard
Professor Osborn
Professor Swan
Professor Von Holland
Prokantor Kersh
Queen Takuba
Râ
Rââ
Rahanna
Rakar
Rasmus
Rath
Raven, The
Raymond Girodet
Reaper, The
Retiarius
Rex the Daring
Richard Boyd
Ringart
Ringmaster Stud
Rita White
Robert Galton
Robert Lance
Rock Klammers
Rodrik
Rolaf
Romss
Rosicrucians (group)
Rosko
Roy King
Rudy Gomina
Rufus Coleman
S.P.I.D.E.R. (organization)
Sabastian Ruez
Salamandrite (concept)
Sally Swift
San Ramon (place)
Sandy Crown
Satanas
Scilla Cadot
Sebastien Damon
Sebho
Secretary-General Trygve
Lie of Norway
Section K (organization)
Selinor Psah
Senator Boyd
Senator Germanus
Senator Kreagan
Señor X
Sensei Keito
Sergeant Crumb
Set
Shadrak (place)
Shaka
Shakti
Sham
Shamal Al Azref
Shark 09 (vehicle)
Shark 99 (vehicle)
Sharkie (concept)
Sheriff Sam Correy
Shivar
Sibilla

Sigrid Lars-Irvenmsky
Sinner
Sir Daniel Wilson
Sirenides (group)
Slick Tonio
Slyme
Smodik
Snickerin' Slim
Sohan
Sons of Shivar
Sparrowhawk
Squitt
Stahlman
Starcyb
Starko
Starlock
Stella
Stormalong
Stormshadow
Strangers, The (group)
Sultan
Sultan of Kalabar
Sweet
Sybill
Tanka
Tapley
Tarantula
Tartarin
Tashi
Tatamoua
Tawa
Tchernomore
Teacher
Terry
Terry
Terry Bronx
The Black Duke
Thomas Damon
Thudor
Thumb
Time Brigade (organization)
Timothy
Timy
Titanus
Tobie Drugg
Toby
Tom Billiby
Tomac-Ale
Tomac-Ale
Tony Yale
Tower
Towers (race)
Tracy Kellerman
Tranchelard
Trapper John
Tribhan
T'Sin
Twilight People (creatures)
Typho
Ula
Uncle Guido Baratini
Ur, The (race)
Urnus
Utor the Usurper
Vadirians, The
Vampyr
Vanosa
Varna Zelton
Vega
Vercingetorinx
Vercingetorinx
Vilna
Vinaigre
Virgin
Virgo-912
Vivien
Voice
Waki
Wallace
Wampus
Wan Lords (group)
Warlock Wellyn (group)
Wa-Tan-Peh
Wendy
William Brown
William Cooper
Wizard Gabol of Xilos
World Safety Unit (organization)
Xan (race)
Xani-Rhu Angash
Xeno
Yé-Yé
Yoshiko
Zak
Zeld
Zolt Zam
Jim Mississippi
Ben Leonard
Archie Bolt
Bob Pepper
Wounded Heart (place)
Dave Kaplan
Rataplan
Mysterious Archer
Babette
Antonin
Jean Brume
The Cat
Cave Patrol (group)
Rex
Metal Man
Motorboy
Greg Jordan
Havoc
Dick Spade
Captain Tom
Apollo
Lone Bardo
Andreios
X-101
Bob Flay
Sea King
Ivan Karine
Sadko
Tarendra
Frank Ale
Dan Diamond
Robertino
Count Saint-Germain
Dan Sabre
Joe Connor
Max Tornado
Silver Shadow
Douglas Malone
Little Scout
Barry Barrison

Motoman
Quanter
Jill Temple
John Harper
Qube
Roxy
Saul Bellow
Angel Face
Flanagan I
Red Feather
Pedro
Renard
Doctor Douglas Sullivan
Yatan
Man
Akewa
Ricky Rox
Bob Stanley
Three Lords (group)
Scarlet Lips
Utopia (place)
Champagne
Superbill
Jean Girodet
Roderick Zey
White Mask
Boxers, The (group)
Benny
Captain Giroflee I
Barefoot the Magnificent
Black Lys
Lys
Plasma
Rakar II
Andrei Voganova
Mister Song
Sergeant Gibbs
Chepi
Danny
Joshua
Bolas
Captain Giroflee II
Baroud II
Jean Brume II
Zembla
Dick Demon
Rip MacQueen
Dan Tempest
Ivan Wolonsky
Madison Bill
Barry
Bill
Jacky West
Marino
Captain Tiger
Windgo

2. Bonelli

The following storylines and characters acquired from Bonelli:

Dylan Dog
Groucho
Sybil Browning
Xabaras
Death
Rowena
Charles Gibbs
Rats (creatures)
Betty Bloom
Peter Pencil
Pink Rabbit
Gordon Skindler
Guardian of Memory
Ken Harrel
Diablo
Julius Bord
Llandlow (place)
Lydia Bond
Arachne (creatures)
Patty
Charlie Chivasky
Ariel Howell
Erika Hautala
Dr. DipSlip
Alieen Ward
Bruce
Lady De Bourgh
Hund
Lillie
Magus
Lullaby
Phoenix
Witch Peak (place)
Jacopo da Verona
Dougal
Edward Hobbes
Chris
Alexius Armanagh
General Scott
Whitely Davis
Master Hora
God Jaguar
Juma
Mister No
Ananga
Doctor Dagherov
Little Pearl
Llangwntffrwd (place)
Annabelle Parker
Bothridge
Forrest
Hook
Jill Bready
Professor Hicks
Dream Factory, The (place)
Grilmiby Pill (place)
Jael
Saul
Connor Wilcox
Sandra Wilcox
Beauty Paradise Center (place)
Dr. Steiner
Dr. Wu
Infernal Dog
Mr. Thornhill
Limbus (place)
Vera Vallenberg
Serenity House (place)
Justin
St. August College (place)
Channel 666
Viper
Aquatics, The (group)
Spring Shoreland
Timothey Penderwhile
Detour, The (place)
Never Never Land (place)
Peter Pan's children
Baby Seth
Dwellers in Darkness (group)
Darby Dadd
Wookie
Zaron
Abandoned Girl
Number
Benjamin
Clarisse Anderson
Ginger Morn
Lady in Black
Lord Blendings
Druid, The
Jarvis Claydon
Loreen
Admiral Heine
Giant of the Depths, The
Jody
Neptuneland (place)
Joy
Celia Kendrick
Howling Woman
Brooke
Hoskins, Hoskins and Wayne (place)
Dr. Westwood
Serenity
Euryale the Far Sprinter
Medusa
Stheno the Mighty
Head Chopper, The
Seymour Zaplowsky
Brighton Whitaker
Byron
Pearl Dee
Sacha Dagerov
Kay Harrison
Valus Grant
Hezel
Pennycoats, The (group)
Sinister Father Christmas
Brittany
Clarence Clough
Amber
Bloody Murray

Lee Riker
Plan, The (concept)
Conrad Rathbone
Dave Nolan
Helena Nolan
Geraldine Rowling
Jethro
Copycat Killer
Equinox Killer, The
Eric Bennett
Hassad
Janet Shelton
Kennington Lane (place)
Muneer Khalid
Peter Drabble
Rachel Stone
Cagliostro
Kim
Ms. Di Passio
Jargo
Reginald
Twilight Duscombe
Manila
Neil Levine
Loch Ness monster
Giacomo Casanova
Police Inspector Corradi
Sheila
Timothy Madison
Uomo Nero
Labyrinth of Bangor (place)
Prince Skull
Bree Daniels
Invisible Man, The
Inspector Herbert
Mordecai Hildebrand
Chase
Sondra
June Saltman
Professor Saltman
Diane
Doctor Gaze
Fallen
Sybil Warwick
Tommy
Roald Thornsen
Professor Emerick Boyle
Mazua
Inspector Bloch
Jack the Ripper
Cranes, The
Sewer Monster
Crossbones Monster
Daisy
Queen
Ellen
Milford Family
Henry Cornell
Boris Warshavsky
John Stanford
Larry Robson
Redento Hogan
Temple of the Second Life (place)
Jeff Barathon
Lord Barathon
Julianne
Rick Samson
Hazel Dove
Motorcycle killer
Edgar
Master Walt
Veronique Mercier
Alec
Yargo
Hyeronimus Quail
Clint Callaghan
Debbie Doyle
Dr. Lancaster
Island of Egg (place)
Cartoon Killer
Sandy Sidney
Madame Trelkowsky
Morgana
Mr. Reed
Arnold Ascott
Stepford (place)
Black Forest (place)
Blucher Sisters
Danny Lloyd
Danny Lloyd's father
Lord Wells
Mr. Crabb
Black Widower
Julie Brown
Professor Jekill
Kelly
Mana Cerace
Stonehenge (place)
Vicky Connery
Darkhole (place)
James Matheson
Justine Singer
Uskebas
Anna Never
Dr. Bronsky
Guy Rogers
Amber Cat
Golconda (place)
Hyena, The
Madeleine
Mister No One
Mirror doubles (concept)
Homunculus
Paracelsus the alchemist
Sharon Sinclair
Mr. Fear
Alfred Hotchkiss
Basil Whassen
Peter Hamilton
Professor Wells
Skyglass (place)
Infection (concept)
Kyle
Red Mark
Yuri Wolkoff
Pam
Queen of Darkness
Brenda Morgan
Nectas
Sons of Seth
Georg Roll
Wood of Shin (place)
Opal
Sinead
Melanie Criss
Mr. Hamlin

Safara (place)
Larry Varedo
Mala Behemoth
Frankenstein
Paco Martinez
Angel with 1000 Faces
Maelstrom, The (concept)
Katinka Jones
Rambyln
Harvey Burton
Adrian Mehis
Matthew Pascal
Brentford (place)
Justin Moss
Dr. Hicks
Invernary (place)
Mabel Carpenter
Gang of the Wood (group)
Meggan Page
Ellen
Mantis
Marina Kimball
Rex Smith
Throat-Cutter, The
Jamais Nonplus
Kick Bowers
Van Finn
Jessy
Banshee O'Connor
Damien the giant
Lenora Steele
Dr. Christopher Killex
Johnny Freak
Johnny Freak's parents
John Pleasance
Shamain's Cave (place)
Dr. Tod
Scout
Zed
Peggy
Second Class Demon
Mr. Grant
Johnny Dark
Rockland
Sabrina
Alien energy (concept)
Amy Irving
Space Chimpanzee
Innauts (creatures)
Lander Pierce
Titantic (place)
Maude Randall
Rebecca Stanford
Bloodsbury (place)
Harvey Zorax
Hannah
Lady of Ice
Brett Pierce
Michael Ganz
Paul Ganz
Julius Gronberg
Knight of Darkness

3. Triumphant

The following storylines and characters acquired as part of the Triumphant comics acquisition:

Tarandlow Klaarok
Chromium Man
Daara
Daathra (animal)
Faatimers (animal)
Governor Tarsak
Haanok
Jaakinbah (place)
Jahan
Kaabari (place)
Laayana
Planet Cracker (concept)
Planetary League (group)
Ran (place)
Realm, The (place)
Riot Guard (group)
Sutar (place)
Tehroa
Koravians (group)
Landing, The (place)
Axe
Breaker
Candi
Coil
Mutha Fwa (creature)
Aunt Marge
Rennians (race)
Wurm
Parafestus (place)
Admiral Tomay
Islandia (place)
Krane Jammer
Natar (place)
Oddsley
Uriah
Ralmon
Light
Phylenites (cult)
Phylenore
Daultnor Vandal
J.D.
Stump
X'ver Pungese
Ky'li
Jain
Jo-Ann
Miss Claire
Nicket
Myke Armory
Tugu
Chyris
Elron
Khadrid
Anyoinette
Bedlam (place)
Chaos
Death
Dweezil
Fred
High Lords (concept)
Kensington
Maxwell
Pathosia (place)
Sadie
Art
Decay
Defiance
Fear
War
Arya
Greed
Hope
Kaya
Kohr
Sex
Tenya
The Cry (race)
Vail
Mother Nature
Ch'nk
Codi
Gavon
Nine
Pope
Riot Gear (group)
Ruger
Stripe
Tich
Chyros Corporation (organization)
Cotim
Rabin
Surzar
Dr. Virtual
Xam
Forman
Project Manager Anderson
Bella
Duggan
Luroc
T'choi
Admiral Ur'any
Captain Ximos
Chief Jaquan
Journeyman (vehicle)
Mr. Astman
Mr. Yaris
Commander Argus
Jack Hanal
Angrok
Chief Hkadu
Dwyer
Entredi, The (race)
Alcott
Nathaal
P'Tons, The (race)
Waal
Xqrtl
Captain Karg
Gavin
Roger
Tranquility (vehicle)
Chiubo

4. Additional characters and storyline acquisitions

The following storylines including all characters from the following acquired stories:

Alien At Large
Advance Man
Argus 17
Boxavo Tan
Capri
Council heads
Customizer
Don
Donna
Dorge
Dr. MacMichael
Dynasty Tan, The
Eeeb
Gupta
Idle Ones
Inmate
Jacib
Marcel
Morjac Tan
Oooogе
Professor Odd
Radio guest
Radio host
Remanites (race)
Rudy
Ryzeen
Strool
Sweet Pete
Taceg
Tamikka
Taxi driver
Teldane (race)
Timelli (race)
Timelli boss
Timelli guard
Timelli thug
Velveena
Zanski

Armageddon Chronicles

Big Amoeba
Art
Big Amoeba (thing)
Dirk the Jerk
Franco
Luis Flamingo
Rose

Big Badz
Ballbat Skell
Benitez aka Bennie
Bullens, Dexter aka Dex
Clyde
Crazy
Fat Guy
Forty aka Homeless
Groined Skell
Homicide 1
Homicide 2
Khalil
Lawrence Talbot Projects (place)
Mimms
Moms
Money
Rev
Ruiz, Abril aka Abby
Sarah Jo
Stan aka ME
The Farm
Tripp
Tweaker
Waylin
Whore
Biv aka Homie
Com-Ed Guy
LeBron
Sergei
Shaq
Sheyla
Posse
Angela McKearen
Apostle Crew
Board, The (group)
Captain Wolf
Foz
Michael McKearen
Pete Daly
Set, The
Tre Bonds

Bird & Worm
Bird
Worm
Shelly the toupee bird
Fly
Caterpillar/Butterfly
Grizzly Bear
Bumble Bee
Fat Worm
Fairy Godmother
Lionel Mandrake
Frontier Finch
Tulip
Magic Ladybug
Bratty Kid
Brent the Exterminator
Louis the Roach
Shadow Fiend
Spider
King Bologna

Blood Nation
Bird
Worm
Shelly the toupee bird
Fly
Caterpillar/Butterfly
Grizzly Bear
Bumble Bee

Fat Worm
Fairy Godmother
Lionel Mandrake
Frontier Finch
Tulip
Magic Ladybug
Bratty Kid
Brent the Exterminator
Louis the Roach
Shadow Fiend
Spider
King Bologna

Gunplay
Auh-kchtaih aka Autumn
Buck
Captain Arsenic
Dohasan aka Little Bluff
Ezra
Finn
Meeks, Abner
Otter
Satch
Good Tidings (place)

Hero By Night
King, Mark
Rosalind
King, Jack
R.T.
Doctor Mirabilis aka
Roger Bacon
Mr. Samson
Kineticore
Michaels, Meredith
David, Phineus
Goliath-3
Elemento
Myer, Dalton aka
Brainstorm
McCarthy, Senator Joseph
Pontecorvo, Bruno
Ivanovich, General
Doctor Nowhere
Claye, Artemus
River Pirates, The (group)
Finn, Leiland
McMichaels, Mary
Elementress a.k.a. Ilynn
Lafayette
Franklin McElhaney
Longshadow, Demetrius
Free, Scott
Roberts, Stuart
Salem, General George
Simon, Doctor Saul a.k.a.
Saul Simian
Bergelle, Ryan
Reynolds, Mary
Reese, Jonathan
Iron Talon, a.k.a. Rene
Talon
Eric Zimmerman
Falke, Konrad
Dr. Justice
Codename: TheAmerican
Giant Russian Robot
Captain Kremlin
Golden Glove a.k.a. Mark
Johnson
Rose Construction and
Consulting
Rose, Tommy
Golden Glove II, a.k.a.
David Johnson
Darrian
Jones, Marshall
Kurtzberg, Mrs.
MacRae, Officer Douglas
Swift, Joanne
Watkinson, Professor
Mitchum, Douglas
Ghouls
Day, David
Thurwell, Walter
Foster, Elias
Heroes By Night (group)
Pritchitt, Bill

I Was Kidnapped By Lesbian Pirates From Outer Space

Nightfall
Carson
Carson
Chaplain
Crenshaw
David Paxton
Maguire
Manning
Robbart
Robbart
Warden
Warden, The
Yerks

Red Mantis / Mal Chance
Brauer, Mick
Brodsky
Cain
Dennis
Eng
Jordan
Kilev
Lingao, Mama
Lola
Picard, Alain
Pinbeck
Ross
Sy Kuang
Tanaka

Weird Adventures In Unemployment
Gary
Goat's Head Strangler
Mrs. Johnson
Mukalak
Pepper
Rodney
Wrigley Barnes
Billy Johnson

5. Additional characters and storylines acquisitions from pitches

The following characters and storylines acquired from pitches:

Arch's Enemy
Arch Tipe
Deep Pink
Evelyn Fiendish

Babies From Hell
Cory
Demon Babies (creatures)
Herbert Delft
Katy Seagal
Rob

Biff Spartacus
Alma Aberstein
McDonnell Extermination (company)
Angela King
Bethany Gekowiscz
Biff Spartacus
Charles Halloway
David Tinswell
Edmond McDonnell
Joshua Rutherford
Spartacar
Bianca
Gypsy Woman
Marius Nastase
Mayor Ciprian Popescu
Mosquito Host
Sandra Barrows
Simona Popescu
Cardinal J'Re
Doug Rydos
D'xe
Mrs. Aberstein
P'xe
S'Pd
Thomas Estlund
Anthony Micelli
Frank
Locust Queen
Paul Ferris
Renzo
Salvatore Parrino
Thomas Cabrano
Vince
Dave Gibson
Spartacus Pest Control

Bone Hill
Azheni
Laurie Coker
Matthew Coker
Nancy Chrysler
Oken Kwetak
Wade Dygert
Walt Werner
Sam Everette
Ann Dygert
Bernice
Cop
Dr. Bonnie Allen
Dr. Brian Gupta
Mr. Bullock

Bonesaw
Bonesaw
Church of Bone
Cranial-Drill
Eighth Sphere, The (place)
Karleth
Mystica, The (place)
Necros (place)
Necrows (creature)
Nerve-Hook
Ossuary (place)
Plasmites (concept)
Rib-Shears
Rift, The (place)
Skullbreaker
Slaughterhouse Five (group)
Soul-Wraiths (creatures)
Talion (group)
Thanospiders (creatures)
Vivisector
Maggie Wells
Nick Conrad
Rain Wells
Renee French

Casting Shadows
Ally
Christine
John Byrd
Matt
Ogre
Paul Thomson
Pete
Phil
Rebecca
Tom
Trench
Detective Goodman
Detective Miller

Creature Force
Abidrue (race)
Aliandrey
Bakliss (race)
Barbara Park
Bjirg
Casper Allman
Chanfrey
Chlora (race)
Creature Force (group)
Creatureverse (place)
David Parks
Eirn (race)

Ezz-La
Flikspit
Garen
Gorgons (race)
Horde, The (group)
Ist
Jacqueline Brodin
Joshua Talgrave
Kavros
Khokano
Kobolds (race)
Lychnids (race)
Magamar (race)
Nastil
Ogabran (race)
Praden
Sirex
Tarox
Urum (race)
Valkyrie
Vore (race)
Wharve (creature)

Creepsville
Abby Van Helsing
Doctor Snorkel
Explodo
Halloweenville (place)
Jessica Squelcher
Malaria Von Hickey
Nelson Van Helsing
Principal Fishbine
Ralph
Victor Van Helsing

Cupid Sparrow
Cupid
Hal Sparrow
Violet

ESPD
Arthur Danzig
Brain Boomers
Carmen Perez
E.S.P.D. (group)
Espertyptaline (concept)
Jackson Carter
Kim Kwan
Lillian Self
Maggie English
Martin Ruger
Max Wagner
Michael Riley
N.E.S.T. (group)
Project Sunshine (concept)
Psi-Gothics (group)
Anton Lazlo Giger
S.P.E.A.M. (concept)

Family Affair
Beatrice Perch
Harvey Perch
Joseph Perch
Kevin Perch
Lisa Perch
Melanie Davis
Mrs. Perch

Hunter
Grainger
Parks
Stone, Emily
Wright
Faralo
Yanto
Danny Stone
Elo Wolfram
Hayward Baxter
Hunter, The
Jenny First, Dr.
Jim Kelly
Johanna Darmond
Mark Wright
Steve Darmond
Driver
Finnerty
John Buer
Newscaster
Tipster

Illegal Aliens / Chupacabras

Alixa Kordo
Buck Dworkin
Calvin Quint
Congo Gorilla, Talking
Devolver Ray Gun (thing)
Feral Castelanos
Holo-Droid (Thing)
Houndborg (Species)
Iguig Letexi
Judicum (Place)
Kevlex force vest (thing)
Librarian
Mayor, The
Mundis Letexi
Shifters (Thing)
Stan Dworken
Vito Mangeone
Walter Smidgeon
Zax Kordo

In-Law and Order
Hector Gonzalez
Jack O'Brien
Jade Hand Triad
Jenna Harding
Jimmy Ma
Lyman Davis
Maggie Harding
Paul Broderick
Tom O'Brien

Macabre
Abner MacCabe
Christina Shepherd
Ellie Gillespie
Irene
Jenkster the Cat
Kurt Boedecker

Mayor Hancock
Mike Gillespie
Old McCabe Place, The
Paul Famulare
Robert Hancock

Meet The Haunteds
Abner MacCabe
Christina Shepherd
Ellie Gillespie
Irene
Jenkster the Cat
Kurt Boedecker
Mayor Hancock
Mike Gillespie
Old McCabe Place, The
Paul Famulare
Robert Hancock

Mirror, The
Joel Jakobsen
Mr. Jakobsen
Patient 1178
Dr. McAdams
Old doctor
Old doctor's wife
Psychiatrist
Psychiatrist's granddaughter
Rachel Jakobsen
Robin Jakobsen

Only Hope Remained
Averi Clarice
Chopping Man, The
Detective Fisher
Gold box (thing)
Hope
Jules Clarice
Murandis
Seth Carter
Siris
Steve Clarice

Play Dead
Chris Hayes
Figwig
Jimmy Hayes

Secret Santa
Felix Navidad
Ninjabread Men (Group)
Rob Parker
Santa Claus
Sweet Christmas

Socorro
Diego Rojas
Enrique
Hawksford
Javier Ocaña
Luisa Rojas
Marta Ocaña
Quiñones
Socorro

Sol Walkers
Dr. Grey
Covenant Committee
Chairman
Karen
Selena Burns
Bikers
Bobby
Callie Ricourt
Carl Ricourt
Dale Ricourt
Diandra
Kyle Gold
Lucille Ricourt
Ricourt Stud
Sheila
Sol Walkers (Creatures)
Blondie
Connie

Father
Francis
John
Maggie
Red
Samuel
Sondra
Stewardess
John
Maggie

Spaced
Biff Craddock
Coach Swanson
Danny Mason
Flurpians (group)
Huey Pruit
Jessica Rabbinowitz
Joe
Kate Manzetti
Miss Flay
Mo
Omni
Pilar Bok
Rebecca
Troy Nixey
Wrathborgs (group)

Superspy
Clan-Destine
Doktor Berlin
Super-Spy
Dr. Destructo
Mistress Mayhem
Tommy Wu
Wave Breaker

Taking of Happyland
Albert Kronstein
Brody Pruitt
Children's Isle (place)
Flying Pig Ride (thing)
Franklin Happy

Exhibit "1B"

BIBLIOGRAPHY OF HEXAGON LUG SERIES

Ace Brigade YUMA Nos. 57-66; SPECIAL-KIWI No. 43;
Afrikanders ZEMBLA Nos. 244-263;
Agent K03 SPECIAL-RODEO Nos. 17, 22;
Agent K09 SPECIAL-KIWI Nos. 38-40;
Agent With No Name SPECIAL-ZEMBLA Nos. 16-18;
Akewa SPECIAL-RODEO Nos. 90-91, 99, 104-105, 110-111;
Andreios the Lion OMBRAX Nos. 14-16;
Angel Face SPECIAL-RODEO Nos. 29-31;
Antonin NEVADA Nos. 313-315;
Apollo NEVADA Nos. 91-118;
Archie KIWI Nos. 207-216, 223;
Aster FUTURA Nos. 11-13;
Babette NEVADA Nos. 299-300;
Barefoot SPECIAL-ZEMBLA Nos. 17-19;
Baroud (Rick Ross II) BAROUD Nos. 1-41;
Baroud (Rick Ross III) YUMA II No. 9
Bathy-09 SPECIAL-RODEO Nos. 66-67; YUMA II No. 3
Ben Leonard KIWI Nos. 198-206; SPECIAL-KIWI Nos. 52-53;
Benny of the Bayou SPECIAL-ZEMBLA Nos. 12-15, 20-21, 30, 33-48, 51-56, 58-67;
Bill & Barry ZEMBLA Nos. 174-179, 182-199;
Billy Boyd MUSTANG Nos. 167-171; SPECIAL-ZEMBLA No. 61;
Black Lys SPECIAL-ZEMBLA No. 22;
Black Lys II (aka Lys) STRANGERS No. 4;
Bob Flay OMBRAX Nos. 65, 82, 83;
Bob Lance OMBRAX Nos. 51-64, 66-81, 84; FUTURA No. 31;
Bob Pepper KIWI Nos. 217-222;
Bob Stanley SPECIAL-ZEMBLA Nos. 15-16;
Bolas YUMA Nos. 67-69;
Boxers SPECIAL-RODEO Nos. 86-88;
Boyd SPECIAL-ZEMBLA Nos. 1-3;
Brigade Anti-Gang SPECIAL-RODEO No. 21;
Bronze Gladiator KABUR Nos. 1-5; MUSTANG No. 70; STRANGERS No. 2;
Capitaine Giroflée SPECIAL-ZEMBLA Nos. 5-7;
Capitaine Giroflée II YUMA II No. 10
Captain Black SPECIAL-KIWI No. 20;
Captain Tiger ZEMBLA Nos. 224-243;
Captain Tom NEVADA Nos. 440-447;
Cat NEVADA Nos. 323-326;
Cave Patrol NEVADA Nos. 325-328;
Champagne SPECIAL-ZEMBLA Nos. 42-44;
Chikotawa YAMPA Nos. 9-16; BRONCO No. 40;
CLASH (Mister Song) WAMPUS Nos. 1-6;

Corsak BRONCO Nos. 19-38; YUMA II No.9
Count Saint-Germain RODEO Nos. 371-382;
Dan Diamond RODEO Nos. 198-202;
Dan Lucky FLAMBO / BOURASK Nos. 2-7;
Dan Sabre SPECIAL-KIWI Nos. 22-25;
Dan Tempest ZEMBLA Nos. 148-161;
Dark Flyer SPECIAL-RODEO Nos. 32, 34;
Dave Kaplan NEVADA Nos. 139-161;
Dick Demon ZEMBLA Nos. 110-125, 132-153;
Dick Demon II MUSTANG Nos. 310-313
Dick Spade NEVADA Nos. 372-377;
Digger Drake BLEK Nos. 41-46;
Doc Sullivan SPECIAL-RODEO Nos. 79-80, 85, 101;
Don Juan the Sparrowhawk HONDO Nos. 103-114; RODEO Nos. 177-185;
Doug Malone SPECIAL-KIWI No. 42;
Drago BAROUD Nos. 9-39; SPECIAL-RODEO No. 171
Dragut NEVADA Nos. 305-312; KIWI Nos. 560-576
Fargo Jim BRONCO Nos. 42-51;
Five-Pointed Star OMBRAX Nos. 159-164;
Flag of the Snows BRONCO Nos. 53-56; NEVADA Nos. 297, 298;
Flambo FLAMBO / BOURASK Nos. 1-40; SPECIAL-KIWI No. 17; SPECIAL-RODEO Nos. 3, 18;
Fl@mbo (II) IMAGE COMICS No. 3
Flanagan SPECIAL-RODEO No. 39;
Frank Ale RODEO Nos. 186-189;
Frank Universal & Sally Swift (WSU) ZEMBLA Nos. 246-263; YUMA II No. 4
Fury ZEMBLA Nos. 1-16; BAROUD Nos. 46-49; SPECIAL-RODEO No. 22;
Futura IMAGE COMICS No. 3
Galaor YUMA Nos. 9-21; SPECIAL-ZEMBLA No. 164
Gallix ZEMBLA Nos. 55-63; SPECIAL-ZEMBLA No. 160; KIWI Nos. 571-572; SPECIAL-ZEMBLA No. 175
Galton & Trumbo OMBRAX Nos. 144-153; MUSTANG No. 312-313
Greg Jordan NEVADA Nos. 344-347;
Gun Gallon ZEMBLA Nos. 64-105, 109-115, 120-139, 174-191; BLEK Nos. 396-399;
Havoc NEVADA Nos. 358-359;
Hexagon (grouping at various times Aster, Dark Flyer, Gun Gallon, Jeff Sullivan, Lys II, Max Tornado, Mysterious Archer, Plasma, Rakar II, White Mask)
Homicron FUTURA Nos. 1-8; FANTASK II Nos. 1-4; HOMICRON tpb;
Hunter BRONCO Nos. 52-56;
Indian Kid FOX Nos. 51-56;
Ivan Karine RODEO Nos. 138-151;
Ivan the Teenage Psychic ZEMBLA Nos. 162-173;
Jacky West ZEMBLA Nos. 198-213;
Jaleb the Telepath FUTURA Nos. 1-18; SPECIAL-ZEMBLA No. 167
Jaydee SPECIAL-RODEO Nos. 106-107; BLEK Nos. 471-472; SPECIAL-ZEMBLA No. 168
Jean Brume NEVADA Nos. 313-318;

Jean Brume II YUMA II No. 9
Jean Girodet SPECIAL-ZEMBLA Nos. 57-60;
Jed Puma PAMPA Nos. 1-8; BRONCO Nos. 9-41;
Jed Puma II MUSTANG Nos. 310-313
Jeff Sullivan FUTURA Nos. 27-33;
Jill & John SPECIAL-KIWI No. 92;
Jim Mississippi HONDO Nos. 31-35;
Johnny Bourask FLAMBO / BOURASK Nos. 14-40; YUMA Nos. 1-5; SPECIAL-RODEO No. 6;
Joanni Bourask II STRANGERS Nos. 1-4
Josuah, Danny and Chepi YUMA Nos. 270-277;
Kabur KABUR Nos. 1-5; SPECIAL-ZEMBLA Nos. 157-175;
Kabur – Lagrid SPECIAL-ZEMBLA No. 164, 175;
Kabur – Young Kabur SPECIAL-ZEMBLA NO. 175;
Kabur – King Kabur GRAPHIC NOVEL
Kidz (led by Archie, grouping Fl@mbo, Marino, Motoman, Qube)
Kit Kappa SPECIAL-RODEO Nos. 68-73; YUMA II Nos. 6-10
Larry Cannon FUTURA Nos. 19-30;
Little Scout SPECIAL-KIWI Nos. 5-6, 8-9, 12-14, 16-17;
Lone Bardo NEVADA Nos. 95-119;
Lucifer NEVADA Nos. 271-278; BLEK Nos. 373-378;
Mac ZEMBLA Nos. 1-16; SPECIAL-ZEMBLA Nos. 7-8;
Madison Bill ZEMBLA Nos. 17-22;
Malinborne of Camelot BLEK Nos. 474-480;
Man SPECIAL-RODEO Nos. 89, 92, 93, 105;
Marino ZEMBLA Nos. 212-219, 240-245;
Max Flanagan BLEK Nos. 125-132;
Max Tornado SPECIAL-KIWI Nos. 40-41;
Metal Man NEVADA Nos, 337-343;
Mooks ZEMBLA Nos. 264-280, 295-297; NEVADA No. 427;
Morgane SPECIAL-ZEMBLA No. 54; MUSTANG No. 313
Motoman SPECIAL-KIWI Nos. 88-97;
Motorboy NEVADA Nos. 348-355;
Mozam SPECIAL-KIWI Nos. 79-80; SPECIAL-ZEMBLA Nos. 162
Mysterious Archer NEVADA Nos. 278-280;
Neptune PAMPA Nos. 1-8;
Other FUTURA Nos. 11-18;
Our Friend Barry SPECIAL-KIWI Nos. 85-88;
Outcasts SPECIAL-KIWI Nos. 114-116; SPECIAL-RODEO Nos. 115-116; KIWI Nos. 462-467;
Ozark MUSTANG Nos. 54-61; FANTASK II Nos. 1-5; MUSTANG Nos. 303-311
Pedro & Doc SPECIAL-RODEO Nos. 48-52, 56-58;
Phenix SPECIAL-RODEO Nos. 74-78; FANTASK II No. 5, PLANETE COMICS No. 14, YUMA Nos. 1-8; BLOOD OATH
Plasma STRANGERS No. 4;
Prince of the Night YUMA Nos. 52-56;
Quanter SPECIAL-KIWI No. 89;

Qube SPECIAL-RODEO Nos. 102-103, 108-109;
Rakar ZEMBLA Nos. 60-109, 154-173, 180-181, 220-223; SPECIAL-ZEMBLA Nos. 23-28, 31-32, 37, 41, 49;
Rakar II STRANGERS No. 4;
Rataplan NEVADA Nos. 147-161;
Red Feather SPECIAL-RODEO No. 46;
Renard the Gambler SPECIAL-KIWI No. 48;
Rex NEVADA Nos. 334-336;
Rex the Daring FOX Nos. 53-58; FLAMBO / BOURASK No. 1;
Ricky Rox SPECIAL-ZEMBLA Nos. 1-4;
Ring Joe RODEO Nos. 132-137;
Rip MacQueen ZEMBLA Nos. 142-147;
Robertino RODEO Nos. 203-206;
Rod Zey SPECIAL-ZEMBLA Nos. 6, 9;
Roxy SPECIAL-RODEO No. 16;
Roxy II NEVADA No. 428;
Roxy III MUSTANG Nos. 310-313
Sadko Prince-Archer RODEO Nos. 152-155;
Sauternais Bros. NEVADA Nos. Nos. 120-138;
Scarlet Lips SPECIAL-ZEMBLA No. 22;
Sea King RODEO Nos. 118-125;
Sergeant Cannon BAROUD Nos. 1-8; 42-45;
Sergeant Gibbs YAMPA Nos. 1-6;
Sibilla FUTURA Nos. 32-33; STRANGERS No. 4
Silver Arrow SPECIAL-RODEO No. 47;
Silver Shadow SPECIAL-KIWI No. 41;
SOS Trio RODEO Nos. 463-474;
Space Knight RODEO Nos. 457-462;
Starlock MUSTANG Nos. 172-178; YUMA II Nos. 1-2, 10;
Stormalong (Stormshadow) JEUNESSE SELECTION Nos 1-5; PIM PAM POUM Nos. 16-22;
Strangers (group gathered by Tanka consisting of Futura, Homicron, Jaleb, Jaydee, Starlock) PLANETE COMICS No. 14; STRANGERS Nos. 1-4; IMAGE COMICS Nos. 1-3; YUMA II Nos. 9-10;
Superbill SPECIAL-ZEMBLA Nos. 49-50;
Tanka NEVADA Nos. 206-247; SPECIAL-ZEMBLA No. 167
Tarenda Tim RODEO Nos. 156-173;
Ted Brenton BLEK Nos. 107-124;
Three Hanged Men SPECIAL-KIWI No. 34;
Three Lords SPECIAL-ZEMBLA Nos. 17-19;
Thunderbolt Bros. SPECIAL-RODEO Nos. 59-65;
Time Brigade FUTURA Nos. 1-10, 19-26; FANTASK II No. 5; PLANETE COMICS No. 14; STRANGERS No. 4; GRAPHIC NOVEL
Trapper John NEVADA No. 1-90; SPECIAL-KIWI Nos. 6-17;
Uncle Rufus/Lunatic Legion SPECIAL-KIWI Nos. 60-61; YUMA II Nos. 6, 10;
Utopia SPECIAL-ZEMBLA Nos. 29-30, 35-36, 45-46;
Viking BRONCO Nos. 1-18;

(*Annex "1"*)

SHORT FORM ASSIGNMENT

For good and valuable consideration, receipt of which is hereby acknowledged, the undersigned PLATINUM STUDIOS, INC. ("Assignor") as of October 22, 2010, granted, assigned and conveyed to SCOTT MITCHELL ROSENBERG ("Assignee"), a co-ownership interest in all of Assignor's copyrights and those copyright Intellectual Property Licenses to which it is a party, as more fully described in the Intellectual Property Rights Assignment agreement made between the parties as of the same date, regardless whether such copyrighted works have been or hereafter may be registered with the U.S. Copyright Office, and regardless whether such works may be owned by, licensed to, or created by Assignor, including but not limited to those works set forth in **Exhibit "A"** attached hereto.

The rights assigned included, without limitation, a co-ownership interest in all Company's rights whether now known or subsequently devised for each work, including but not limited to, if applicable, the copyright and all reissues, renewals and extensions thereof for the United States of America and all countries and unions of the world, and any claims or causes of action whether asserted or not related thereto, including but not limited to the right, but not the obligation, to recover Assignee's share of damages and/or unpaid royalties on account of infringement and/or use thereof regardless of the date of infringement and/or use (collectively the "Rights").

IN WITNESS WHEREOF, the undersigned executed this instrument this _____ day of _______________, 2010.

____

Print Name: Title

Platinum Studios, Inc. ("Assignor")

STATE OF CALIFORNIA)

)

COUNTY OF LOS ANGELES)

On ____________________ before me, ______________________________ personally appeared ________________________________, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

____

Signature of Notary Public

EXHIBIT "A" TO SHORT FORM ASSIGNMENT

Title of Work	Registration No. (for reference only)	Registration / Recordation Date
A Family Affair	TXu001266906	10/3/2005
After Life	TXu001273854	10/3/2005
Age of Kings	VAu000676292	8/26/2005
Alien at Large	TXu001269741	10/3/2005
Arch's Enemy	TXu001260995	10/3/2005
Atlantis Rising	VAu000405231	9/4/1997
Atlantis Rising: #1	VA0001715562	4/25/2008
Babies From Hell	TXu001269743	10/3/2005
Barry Ween, Boy Genius	TXu001271854	10/18/2005
Biff Spartacus	TXu001261017	10/3/2005
Big Amoeba	TXu001266916	10/3/2005
Big Badz.	TXu001266912	10/3/2005
Blood Letters	TXu001266913	10/3/2005
Blood Nation	TXu001273860	10/3/2005
Blood Nation: #1	VA0001715565	4/25/2008
Bone Hill	TXu001269748	10/3/2005
Bone Saw	TXu001268016	10/3/2005
Casting Shadows	TXu001260899	10/3/2005
Coin	TXu001269749	10/3/2005
Complex	TXu01269740	10/3/2005
Consumed: #1	VA0001715568	4/25/2008
Conviction	TXu001269742	10/3/2005
Cosmic Reign	Pending	--
Cowboys & Aliens	VA0001656427	2/19/2008
Cowboys and Aliens	VAu00349417	5/19/1997
Cowboys and Indians	VAu00407412	2/4/1998
Creature Force	TXu001269747	10/3/2005
Creepsville	TXu001269744	10/3/2005

Cupid Sparrow	TXu001269745	10/3/2005
Duck and Quail	V3580D592	5/28/2009
Dwellers	TXu001269746	10/3/2005
Dylan Dog	TXu001277799	10/11/2005
Early McKay versus the Morpheus Machine	TXu001271855	10/3/2005
Enraged	Pending	--
ESPD	TXu001271856	10/3/2005
Extreme Idiotz	TXu001266917	10/3/2005
Fairy Force	TXu001268019	10/3/2005
Ghosting	PAu002298050	5/7/1998
Ghosting	VAu000433220	6/8/1998
Girl out of Water	TXu001266910	10/3/2005
G-Men	Pending	--
Hero By Night	V3585D989	12/16/2009
Hero By Night: #1	VA0001715589	4/25/2008
Incursion	VA0001715687	4/25/2008
Indestructible Man	V3443D225	10/22/1999
In-Law and Order	TXu001268025	10/3/2005
Jest Cause	TXu001273858	10/3/2005
Kung Fu Baby	TXu001268023	10/3/2005
Legs Weaver	TXu001267696	10/18/2005
Lightning-Shaper	TXu001268020	10/3/2005
Macabre	TXu001268021	10/3/2005
Macroverse	TXu001160045	10/5/2005
Mal Chance	TXu001271857	10/3/2005
Meet the Haunteds	TXu001268079	10/5/2005
Million Dollar Heroes	PAu002486755	4/5/2000
Nathan Never	TXu001267697	10/18/2005
Nightfall	TXu001273851	10/3/2005
Only Hope Remained	TXu001266919	10/3/2005
Paladins	TXu001266908	10/3/2005
Platinum Macroverse	Pending	9/12/2005
Play Dead	TXu001268018	10/3/2005
Rails	Pending	--

Red Mantis	VA0001735278	4/25/2008
Secret Santa	TXu001266905	10/3/2005
Seen	TXu001266915	10/3/2005
Sidekicks	V3443D227	10/22/1999
Sk8Hawks	TXu001268017	10/3/2005
Socorro	TXu001271979	10/3/2005
Sol Walkers	TXu001266911	10/3/2005
Soulmaker	TXu001273857	10/3/2005
Spaced	TXu001273856	10/3/2005
Super Spy	TXu001266909	10/3/2005
Super Wedding	TXu001272004	10/3/2005
Taxi: La Fosa del Diablo	Pending	--
The Hunter	TXu001266918	10/3/2005
The Mirror	TXu001268024	10/3/2005
The Proxy	TXu001273859	10/3/2005
The Taking of Happyland	TXu001261492	10/5/2005
The Weapon: #1	VA0001715555	4/25/2008
Threads	TXu001266904	10/5/2005
Trace of Chalk	Pending	--
Undercover Clown	TXu001268022	10/3/2005
Unique: #1	VA0001715593	4/25/2008
Warhead & Peacenik	TXu001273855	10/5/2005
Weird Adventure in Unemployment	TXu001273853	10/3/2005
Whisper King	TXu001273852	10/3/2005
Working Stiffs; comic book work	V3443D229	10/22/1999
Working Stiffs; treatment	V3443D228	10/22/1999
Zoonatics	TXu001266907	10/5/2005